UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report  (Date of earliest event reported):           March 14, 2011

AVANTAIR, INC.

(Exact name of Registrant as Specified in its Charter)

Delaware	000-51115	20-1635240
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

4311 General Howard Drive, Clearwater, Florida 33762

 (Address of Principal Executive Offices)

Registrant's telephone number, including area code                          (727) 539-0071

N/A

 (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01.  Entry into a Material Definitive Agreement.

As a result of increased demand for the purchase of fractional shares in Avantair’s (the “Company”) fractional program aircraft, on March 16, 2011, the Company took delivery of its 56th Piaggio P-180 aircraft.    In doing so, on March 14, 2011, the Company negotiated financing terms pursuant to a Floor Plan Financing Agreement (the “Agreement”) with Midsouth Services, Inc. (“Lender”) wherein Lender agreed to extend credit to the Borrower for an amount of $6,000,000 which shall be used towards the purchase of new Piaggio P-180 aircraft for resale in the fractional program.  One of the two Floor Plan Agreements previously entered into between the Company and Lender dated April 2, 2009 terminated on December 31, 2010 upon repayment of the outstanding balance.    The remaining Floor Plan Finance Agreement also dated April 2, 2009 for credit not to exceed $5,800,000 is still in effect.  The most recent Agreement is similar to the previous arrangements between Lender and Borrower in that Lender agrees to extend credit to Borrower for the purchase of fractional aircraft for a term of the later of (1) twelve months and (2) until the date on which the net purchase price for the aircraft financed pursuant to the Agreement is paid.  Borrower agrees to pay Lender a monthly fee of $65,000 following the commencement of the term pursuant to the Agreement; however, in the event that during the term of the Agreement, Borrower does not have an aircraft financed by Lender, the monthly fee shall be waived for a maximum of three months for the corresponding months when an aircraft is not financed.  Further, Borrower shall relinquish the debt for a financed aircraft prior to Lender loaning the funds for any subsequent aircraft pursuant to the Agreement.  The foregoing descriptions are qualified by reference to the full text of the Floor Plan Finance Agreement, a copy of which is attached hereto as Exhibit 10.1 to this Current Report on Form 8-K.

ITEM 2.03.  Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangemant of a Registrant.

The information included in Item 1.01 is incorporated by reference into this Item 2.03.

ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS.

 (d)     EXHIBITS.

10.1    Floor Plan Finance Agreement, dated March 14, 2011, between the Registrant and Midsouth Services, Inc. with the term commencing on March 16, 2011.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

AVANTAIR, INC.

Date: March 17, 2011	By:	/s/ Steven Santo
Steven Santo

Chief Executive Officer (Authorized Officer and Principal Executive Officer)

EXHIBIT INDEX

Exhibit
Number	Exhibit
10.1	Floor Plan Finance Agreement, dated March 14, 2011, between the Registrant and Midsouth Services, Inc. with the term commencing on March 17, 2011.